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                                                                   EXHIBIT 10.20
                                                                   -------------


             SUPPLEMENTAL SCHEDULE OF EXECUTIVE OFFICER WHO BECAME
                    A PARTY TO AN INDEMNIFICATION AGREEMENT
                          EFFECTIVE FEBRUARY 3, 1997



Signatory                                                      Capacity
---------                                                      --------
Peter Z. Horvath                                               Executive Officer